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                                                                   Exhibit 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Workgroup Technology Corporation (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Patrick H. Kareiva, Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  October 25, 2002             /s/ Patrick H. Kareiva
      -----------------             -------------------------------------------
                                    Patrick H. Kareiva
                                    President, Chief Executive Officer, Chief
                                    Financial Officer, Treasurer and Secretary